Supplement to Fidelity's Targeted International Equity Funds®
December 29, 2000
Revised April 1, 2001
Prospectus

Effective June 30, 2001, the following information replaces the biographical information found in the "Fund Management" section on page 31.

Margaret Reynolds is portfolio manager of Latin America Fund, which she has managed since June 2001. She also manages other Fidelity funds. Since joining Fidelity in 1995, Ms. Reynolds has worked as a research analyst and manager.

TIF-01-04 May 18, 2001
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